TBS INTERNATIONAL PLC & SUBSIDIARIES                    EXHIBIT 10.27

Dated February 2007

TBS INTERNATIONAL LIMITED

and

CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD

and

NANTONG YAHUA SHIPBUILDING CO., LTD.

____________________________________________________________

OVERALL AGREEMENT RELATING TO
THE CONSTRUCTION OF
SIX MULTI-PURPOSE VESSELS
____________________________________________________________

THIS AGREEMENT is made the day of February 2007

BY AND BETWEEN

(1)	TBS INTERNATIONAL LIMITED, a company organised and existing under the laws of Bermuda, having its principal office at Suite 306, Commerce Building, One Chancery Lane, Hamilton, HM12, Bermuda (“TBS”);

(2)
CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD, a corporation organised and existing under the laws of the People’s Republic of China, having its registered office at No.C88, An Ding Men Wai Street, Beijing 100011 (“CCCC”); and

(3)
NANTONG YAHUA SHIPBUILDING CO., LTD., a corporation organized and existing under the laws of the People's Republic of China, having its registered office at 1# Hongzha Road Jiuweigang Nantong Jiangsu P.C. 226361 (hereinafter called the “Builder”),

CCCC and the Builder being hereinafter collectively called the “Seller” and TBS and the Seller being hereinafter collectively called the “Parties”.

WHEREAS

(A)The Seller has, pursuant to shipbuilding contracts of even date herewith (the “Shipbuilding Contracts”), agreed to design, construct and deliver to six special purpose subsidiaries of TBS, designated in each Shipbuilding Contract as the “Buyer” and referred to herein collectively as the Buyers, six (6) multi-purpose vessels having the Builder’s hull numbers NYHS200720, NYHS200721, NYHS200722, NYHS200723, NYHS200724 and NYHS200725 (collectively the “Vessels”);

(B)
The Parties have agreed to enter into this Agreement to define the Delivery Dates of the Vessels, the time of payment of the Second Instalment of the Purchase Price under the Shipbuilding Contracts and to acknowledge the Parties’ intention that the Vessels are to be built as a series of six (6) sisterships. TBS enters into this Agreement for itself and as duly authorised agent on behalf of the Buyers.

NOW IT IS HEREBY AGREED

1.	DEFINITIONS AND INTERPRETATION

1.1	Words and expressions defined in the Shipbuilding Contracts shall, unless the context otherwise requires, have the same meaning when used in this Agreement.

1.2	In this Agreement, the following term shall bear the meaning hereafter set out:

“Effective Date” means, in respect of each Shipbuilding Contract, the date that such contract becomes effective in accordance with its terms.

1.3	References herein to “Clauses” shall mean Clauses of this Agreement and references to “Articles” shall mean Articles of the Shipbuilding Contracts.

1.4	If there is any conflict between any Shipbuilding Contract and this Agreement, the provisions of this Agreement shall prevail.

2.	DELIVERY DATES OF THE VESSELS

2.1
The Delivery Date of the Builder’s Hull no NYHS200720 (“Hull NYHS200720”) pursuant to Article VII.1 of the Shipbuilding Contract in respect of such vessel (the “Hull NYHS200720 Delivery Date”) shall be the date falling twenty-three (23) months from the Effective Date of such Contract. .

2.2
The Delivery Date of the Builder’s Hull no NYHS200721 (“Hull NYHS200721”) pursuant to Article VII.1 of the Shipbuilding Contract in respect of such vessel (the “Hull NYHS200721 Delivery Date”) shall be the date falling twenty-nine (29) months from the Effective Date of such Shipbuilding Contract.

2.3
The Delivery Date of the Builder’s Hull no NYHS200722 (“Hull NYHS200722”) pursuant to Article VII.1 of the Shipbuilding Contract in respect of such vessel (the “Hull NYHS200722 Delivery Date”) shall be the date falling thirty-four (34) months from the Effective Date of such Shipbuilding Contract.

2.4
The Delivery Date of the Builder’s Hull no NYHS200723 (“Hull NYHS200723”) pursuant to Article VII.1 of the Shipbuilding Contract in respect of such vessel (the “Hull NYHS200723 Delivery Date”) shall be the date falling thirty-eight (38) months from the Effective Date of such Shipbuilding Contract.

2.5
The Delivery Date of the Builder’s Hull no NYHS200724 (“Hull NYHS200724”) pursuant to Article VII.1 of the Shipbuilding Contract in respect of such vessel (the “Hull NYHS200724 Delivery Date”) shall be the date falling thirty-six (36) months and fifteen (15) days from the Effective Date of such Shipbuilding Contract.

2.6
The Delivery Date of the Builder’s Hull no NYHS200725 (“Hull NYHS200725”) pursuant to Article VII.1 of the Shipbuilding Contract in respect of such vessel (the “Hull NYHS200725 Delivery Date”) shall be the date falling forty (40) months from the Effective Date of such Shipbuilding Contract.

3.	PAYMENT OF THE 2ND INSTALMENT UNDER THE CONTRACTS

3.1
With reference to Article II.3(b) of each of the Shipbuilding Contracts for Hull NYHS200720 and Hull NYHS200723, it is agreed and understood that the 2nd Instalment of the Purchase Price for such Vessels shall become due and payable and be paid within five (5) New York business days of receipt by the Buyer of a telefax notice from the Seller attaching a Stage Certificate in the form of the draft attached as Appendix A, countersigned by the Classification Surveyor, certifying that the steel cutting of the first steel plate of Hull NYHS200720 in the Builder’s Shipyard has commenced.

3.2
With reference to Article II.3(b) of each of the Shipbuilding Contracts for Hull NYHS200721 and Hull NYHS200724, it is agreed and understood that the 2nd Instalment of the Purchase Price for such Vessels shall become due and payable and be paid within five (5) New York business days of receipt by the Buyer of a telefax notice from the Seller attaching a Stage Certificate in the form of the draft attached as Appendix A, countersigned by the Classification Surveyor, certifying that the steel cutting of the first steel plate of Hull NYHS200721 in the Builder’s Shipyard has commenced.

3.3
Finally, with reference to Article II.3(b) of each of the Shipbuilding Contracts for Hull NYHS200722 and NYHS200725, it is agreed and understood that the 2nd Instalment of the Purchase Price for such Vessels shall become due and payable and be paid within five (5) New York business days of receipt by the Buyer of a telefax notice from the Seller attaching a Stage Certificate in the form of the draft attached as Appendix A, countersigned by the Classification Surveyor, certifying that the steel cutting of the first steel plate of Hull NYHS200722 in the Builder’s Shipyard has commenced.

4.	SISTERSHIPS

4.1
The Parties hereby acknowledge and agree that, with the exception of the suppliers of the main engines (for which it is understood that STX Heavy Industries Co. Ltd., shall supply the main engine for Hull NYHS200720, Hull NYHS200721, Hull NYHS200722 and Hull NYHS200723 and either STX Heavy Industries Co. Ltd. or Hitachi Zosen Diesel & Engineerings Co. Ltd. shall supply the main engine for Hull NYHS200724 and Hull NYHS200725) and without prejudice to the provisions of Article V of each Shipbuilding Contract, the Vessels are intended to be built as a series of six (6) sisterships constructed on identical terms and specifications to those for Hull NYHS200720. In particular, as soon as the items and the respective suppliers thereof comprising the Maker's List for Hull NYHS200720 have been chosen, such items and suppliers shall, with the exception of the suppliers of the main engines, remain the same for Hull NYHS200721, Hull NYHS200722, Hull NYHS200723, Hull NYHS200724 and Hull NYHS200725 and the Seller shall not alter the same without the express prior consent of TBS.

4.2
Notwithstanding the provisions of Clause 4.1 above, each of the Buyers of the Vessels shall be entitled to modify the Specifications in respect thereof pursuant to Article V of the respective Shipbuilding Contract for the same.

5.	ASSIGNMENT

5.1	The Seller shall not without the previous written approval of TBS assign or transfer any rights or obligations under this Agreement or the rights hereunder or any part thereof.

5.2	TBS shall not without the previous written approval of the Seller (the same not to be unreasonably withheld) assign or transfer any rights or obligations under this Agreement.

6.	TBS GUARANTEE

6.1	TBS hereby unconditionally guarantees each of the obligations of the Buyer under each of the Shipbuilding Contracts.

7.	NOTICES

7.1	Any and all notices and communications in connection with this Agreement shall be addressed as follows:

To TBS

TBS INTERNATIONAL LIMITED
Suite 306
Commerce Building
One Chancery Lane
Hamilton HM 12
Bermuda

Telefax No. : 441-295-4957

with copy to:

TBS SHIPPING SERVICES INC.
612 Grassy Sprain Road
Yonkers, New York 10710
USA

Attention: Joseph E. Royce

Telefax No. : 914-961-0567

To CCCC

CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD
c/o CCCC SHANGHAI EQUIPMENT ENGINEERING CO., LTD
12F/3456 Pu Dong Nan Road
Shanghai 200125, China

Telefax No. : 86-21- 5089-0068

Attention: Jason Lu

with copy to the Builder

NANTONG YAHUA SHIPBUILDING CO., LTD.
1# Hongzha Road
Jiuweigang, Nantong
Jiangsu P.C. 226361, China

Telefax No. : +86-513- 8556-0018

7.2	Any notices and communications sent by CCCC or the Builder alone to TBS shall be deemed as having being sent by both CCCC and the Builder.

7.3
Any change of address shall be communicated in writing by registered mail by the party making such change to the other party and in the event of failure to give such notice of changes, communications addressed to the party at their last known address shall be deemed sufficient.

7.4
Any and all notices, requests, demands, instructions, advice and communications in connection with this Agreement shall be deemed to be given at, and shall become effective from, the time when the same is delivered to the address of the party to be served, provided, however, that registered airmail shall be deemed to be delivered ten (10) days after the date of dispatch, express courier service shall be deemed to be delivered five (5) days after the date of dispatch, and telefax acknowledged by the answerbacks shall be deemed to be delivered upon dispatch.

7.5	Any and all notices in connection with this Agreement shall be written in the English language and each party hereto shall have no obligation to translate them into any other language.

8.	GOVERNING LAW AND JURISDICTION

8.1	This Agreement shall be governed by and construed in accordance with English law.

8.2
In the event of any dispute between the Parties hereto as to any matter arising out of or relating to this Agreement or any stipulation herein or with respect thereto which cannot be settled by the Parties themselves, such dispute shall be resolved by arbitration in London, England in accordance with the laws of England in the same manner as is provided in Article XIII of each Shipbuilding Contract.

IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be duly executed in two original copies the day and year first above written.

TBS INTERNATIONAL LIMITED
/s/ Martin Levin By: Martin Levin Title: Director - New Shipbuilding Projects
CHINA COMMUNICATIONS CONSTRUCTION COMPANY LTD
/s/ By : [Not legible] Title : [Not legible]
NANTONG YAHUA SHIPBUILDING CO., LTD.
/s/ By : [Not legible] Title : [Not legible]

APPENDIX A - FORM OF STAGE CERTIFICATE

[insert date]

[ insert name of Buyer ]
c/o TBS SHIPPING SERVICES INC.
612 Grassy Sprain Road
Yonkers
New York 10710
USA

For the attention of Joseph E. Royce

Fax no:  914-961-0567

Gentlemen:

Hull No. [NYHS200720] / [NYHS200721] / [NYHS200722] under a Shipbuilding Contract dated
           February 2007, made between yourselves and ourselves

We hereby certify in connection with the building of the above VESSEL:-

that the steel cutting has been commenced

For and on behalf of
China Communications Construction Company Ltd and Nantong Yahua Shipbuilding Co., Ltd.
as the Seller

................................
Dated [ ]

For and on behalf of
Lloyd’s Register
As Classification Society

................................
Dated [ ]